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                                 EXHIBIT 7(b)(i)



       [LETTERHEAD OF MOORE STEPHENS, P.C., CERTIFIED PUBLIC ACCOUNTANTS]



                                   May 7, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by Xechem International, Inc. (the copy of the facsimile received containing such statements is attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of May, 1999.

We agree with the statements concerning our firm in such Form 8-K.

                                           Very truly yours,

                                           /s/  Moore Stephens, P.C.

                                           MOORE STEPHENS, P.C.



MS: tac